Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Translate Bio, Inc. (the “Company”) for the quarter ended March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), the undersigned, John R. Schroer, Chief Financial Officer and Treasurer, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge on the date hereof:

(1)	the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2019	By:	/s/ John R. Schroer
John R. Schroer Chief Financial Officer and Treasurer